EQ ADVISORS TRUSTSM

EQ/GLOBAL BOND PLUS PORTFOLIO

SUPPLEMENT DATED DECEMBER 31, 2010 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2010

This Supplement updates information contained in the Summary Prospectus dated May 1, 2010 of the EQ/Global Bond PLUS Portfolio (“Portfolio”) of EQ Advisors Trust (“Trust”), as supplemented. You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information about a strategy change for the Index Allocated Portion of the Portfolio. Effective on or about February 15, 2011, the Portfolio will undergo a change in the strategy of the Index Allocated Portion from seeking to track the performance of the Barclays Capital U.S. Aggregate Bond Index (“Barclays Aggregate Bond Index”) to the Barclays Capital Intermediate U.S. Government/Credit Index. As a result of this change, the Portfolio may experience higher portfolio turnover than normal and higher related transactions costs.

Effective on or about February 15, 2011, the legend on the first page of the Portfolio’s Summary Prospectus is hereby deleted in its entirety and replaced with the following:

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s current Prospectus, dated May 1, 2010, as supplemented May 24, 2010, June 7, 2010, August 1, 2010, October 26, 2010, October 29, 2010, December 8, 2010, December 21, 2010 and December 31, 2010, and Statement of Additional Information (“SAI”), dated May 1, 2010, as supplemented May 24, 2010, September 1, 2010, October 26, 2010, December 21, 2010 and December 31, 2010, and the Portfolio’s audited financial statements included in its annual report to shareholders dated December 31, 2009, are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus and SAI and any supplements thereto, its annual report and other information about the Portfolio online at www.axa-equitablefunds.com/allportfolios.aspx. You can also get this information at no cost by calling 1-888-222-2144 or by sending an e-mail request to service@axa-equitable.com. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code (“Contracts”) and certain other eligible investors and is not intended for use by other investors.

Effective on or about February 15, 2011, the sixth and seventh paragraphs of the “Investments, Risks, and Performance – Principal Investment Strategy” section of the Prospectus are deleted in their entirety and replaced with the following information:

The Index Allocated Portion of the Portfolio seeks to track the performance (before fees and expenses) of the Barclays Capital Intermediate U.S. Government/Credit Index (“Intermediate Government Credit Index”) with minimal tracking error. The Intermediate Government Credit Index covers the U.S. dollar denominated, investment grade, fixed-rate, taxable bond market, including U.S. Treasury and government-related, corporate, credit and agency fixed-rate debt securities.

The Adviser selects the Index Allocated Portion’s investments by a “sampling” strategy. Specifically, the Adviser invests in a representative sample of securities from each segment of the Intermediate Government Credit Index, such as government bonds and corporate issues that represent key index characteristics. The Index Allocated Portion also may invest in other instruments that provide comparable exposure to the index, such as futures and options contracts and other derivatives. Generally, the Index Allocated Portion attempts to have a correlation between its performance and that of the Intermediate Government Credit Index of approximately 0.95 before expenses.